UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4915

      DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

 10 S. Wacker Drive, Suite 1900, Chicago, Illinois 60606

(Address of principal executive offices)   (Zip code)

Alan M. Meder	Adam D. Kanter, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
10 S. Wacker Drive, Suite 1900	1999 K. Street, NW
Chicago, Illinois 60606	Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code:  (312) 368-5510

Date of fiscal year end:  October 31

Date of reporting period: April 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The semi-annual report to stockholders follows.

(b) Not applicable.

Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (“DNP” or the “Fund”) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution level that has been approved by the Board. If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

Whenever a monthly distribution includes a capital gain or return of capital component, the Fund provides you with a written statement indicating the sources of the distribution and the amount derived from each source.

The amounts and sources of distributions reported monthly in statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Board reviews the operation of the Managed Distribution Plan on a quarterly basis, with the most recent review having been conducted in June 2024, and the Adviser uses data provided by an independent consultant to review for the Board the Managed Distribution Plan annually. The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount if the Fund’s stock is trading at or above net asset value, widening an existing trading discount, or decreasing an existing premium.

The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dnp, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

June 10, 2024

Dear Fellow Shareholders:

Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared six monthly distributions of 6.5 cents per share of common stock during the first half of the 2024 fiscal year. The 6.5 cents per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 9.0% of the April 30, 2024, closing price of $8.71 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

Your Fund had a market value total return (income plus change in market price) of 1.3% for the six months ended April 30, 2024, compared to the 12.8% total return of the Composite Index. The Composite Index is composed of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. On a net asset value (NAV) basis, the Fund’s total return (income plus change in the NAV of the portfolio) was 9.7% over the same period. On a longer-term basis, as of April 30, 2024, your Fund had a five-year annualized total return of 1.9% on a market value basis, compared to the 5.3% return of the Composite Index. On a NAV basis, the Fund’s total return was 3.5% for the same period.

Total Return[1]
For the period indicated through April 30, 2024

	Six Months	One Year	Five Years (annualized)	Ten Years (annualized)
DNP Select Income Fund Inc.
Market Value[2]	1.3%	(12.6)%	1.9%	6.6%
Net Asset Value (NAV)[3]	9.7%	(4.0)%	3.5%	6.3%
Composite Index[4]	12.8%	(0.2)%	5.3%	7.3%
S&P 500® Utilities Index[4]	13.9%	0.2%	6.0%	8.1%
Bloomberg U.S. Utility Bond Index[4]	8.2%	(1.1)%	0.2%	1.9%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.

[2]

Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.

[3]

Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than NAV. Source: Administrator of the Fund.

[4]

The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Bloomberg U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Bloomberg U.S. Utility Bond Index were obtained from Bloomberg LP.

Artificial Intelligence and Tailwinds for Electric Demand: Artificial intelligence (AI) was one of the hottest equity market themes in 2023, driving the stocks of the “Magnificent Seven” to considerable gains. The AI thematic continued in 2024 but has broadened to include adjacent opportunities outside of chip suppliers and tech companies. Given AI’s substantial appetite for electricity, it has become a noteworthy topic of interest to utility sector investors. AI’s electric demand is layered on top of several other factors driving increased demand, all of which will create opportunities for utilities.

In our previous management letter to shareholders, we noted that the landscape for electric demand has changed dramatically. Electric demand in the U.S. rose only 0.4% over the past decade1, driven by energy efficiency measures and slow industrial demand (including the impact of offshoring the production of goods). Over the past several years, these structural headwinds have been replaced with the powerful tailwinds of electrification, onshoring, data centers, and now, AI.

Efforts to decarbonize the economy through electrification are already evident in electric demand, especially in the area of electric vehicles (“EVs”). Each EV is estimated to consume roughly 80% of the electricity of the average U.S. house2. In a May 2024 research report, Bank of America estimates that EV battery plants coming online through 2027 could add more than 3.5 gigawatt (“GW”) of demand to the electrical grid. Beyond EVs, the onshoring of manufacturing and the power needs for manufacturing new technologies will drive electric demand. Semiconductor fabrication plants, beneficiaries of recent federal subsidies, are estimated to use double the electricity of an average manufacturing plant2.

Even before the rise of AI, data centers were boosting demand for power, with specific customer demands for renewable energy. The International Energy Agency (“IEA”) estimates that data centers already accounted for 4% of U.S. electric consumption in 2022 and forecasts this share to rise to 6% by 2026. AI has now turbocharged data center demand. AI providers, like Google and Microsoft, are in an arms race to capitalize on AI and are in immediate need of computing power for their AI data centers. Independent power producers (“IPPs”) with available power are striking deals directly with AI providers and have been the prevalent beneficiaries of increased AI data center demand. IPPs with nuclear power, such as Constellation Energy and Vistra Corp, have especially benefitted.

Amazon Web Services (“AWS”) recently signed a landmark deal with Talen Energy to develop a 960-megawatt data center at Talen’s Susquehanna nuclear facility in Pennsylvania. AWS paid a premium price to access this sizable source of electricity. Exelon CEO Calvin Butler recently said that AI could help drive a 900% jump in power demand in data centers in the Chicago area, due to the availability of reliable nuclear power. There are a few other utilities, such as Public Service Enterprise Group, which own nuclear power in unregulated subsidiaries and could similarly benefit.

The IEA and McKinsey & Co. forecast that 88 GW of new electric load are expected in the U.S. between 2023-2030 with AI accounting for 40% of the anticipated growth. Given nuclear power will fulfill a small part of the increased demand, a portion will go to developers of new renewable generation. For example, Microsoft recently signed a global renewable energy agreement with Brookfield Renewables to deliver 10.5 GW of new renewable capacity between 2026-2030 in the U.S. and Europe.

In addition, regulated utilities will be required to meet a significant portion of the new demand. This will drive higher rate base growth and better visibility into a sustained earnings growth rate. Utilities are already beginning to quantify the impact of the growth in data center demand. WEC Energy, which reported less than 1% sales growth over the past few years, expects to grow by 4.5-5.0% between 2026-2028, driven in part by a $3.3 billion Microsoft data center development in southeast Wisconsin. The Southern Company, one of the country’s largest utilities, reported that data center sales were up 12% year-over-year in the first quarter of 2024. The Southern Company expects 1-2% sales growth in 2024 and 2025, increasing to 6% between 2025-2028, with data centers accounting for 80% of this growth. While utilities have been a bit coy about quantifying earnings benefits from the increased growth, we believe this will come over time.

Of course, there are issues that need to be addressed with this additional growth. For instance, data center developers have power needs that are much greater than what can be provided in the near term. Dominion

[1]	U.S. Energy Information Administration (EIA) and Wood Mackenzie
[2]	Bank of America Global Research

Energy, in Virginia, was an early indicator of this. The utility’s territory houses “Data Center Alley” in northern Virginia, which is the largest concentration of data centers in the country. In response to this growth, Dominion had to temporarily pause new data center connections for three months in 2022 due to grid constraints.

The AI-driven energy appetite comes at a time when the electric grid was already showing signs of strain from the energy transition. Politicians and regulators have pushed for the retirement of fossil fuel plants, especially coal, with an estimated 160 GW of supply having already been retired over the past decade3. While much of this fossil fuel generation has been replaced by renewable energy, wind and solar power are intermittent, and the gas-fired generation and battery storage capacity needed to fully balance the peaks and troughs of renewable generation with demand have generally lagged behind.

The new generation under development will also require extensive new transmission facilities to connect to the existing utility grid. However, permitting new transmission is a multi-year process and recent federal efforts to streamline the process have fallen short. Finally, regulators are keen to avoid the impression that data centers developed for highly profitable tech companies will consume spare capacity in the electrical system or burden residential consumers with the cost of new facilities. Balancing incentives and proper rate design has therefore become a key focus for state legislatures and regulators.

Despite these concerns, many states are actively courting data centers and the economic growth they provide. Even if all the forecasted growth from AI, data centers, and electrification does not materialize, or takes longer than hoped, it still adds up to a long tail of growth opportunities for electric utilities.

Board of Directors Meetings: At the regular March and June 2024 meetings of the Board of Directors, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
6.5	April 30	May 10	6.5	July 31	August 12
6.5	May 31	June 10	6.5	August 30	September 10
6.5	June 28	July 10	6.5	September 30	October 10

Managed Distribution Plan: The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. In February 2007, the Board of Directors reaffirmed the 6.5 cents per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). In 2008, the SEC granted the Fund exemptive relief that permits the Fund, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year in order to fulfill the terms of the MDP. The MDP is described on the inside front cover of this report and in a Question-and-Answer format on the Fund’s website, www.dpimc.com/dnp. During the most recent fiscal period, the Fund’s MDP did not have a material impact on the Fund’s investment strategy. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and their effect on net asset value.

The Impact of Leverage on the Fund: The use of leverage enables the Fund to borrow at short-term rates and invest in potentially higher yielding securities over the long term. As of April 30, 2024, the Fund had $1.105 billion of total leverage outstanding which consisted of: 1) $132 million of fixed rate preferred stock, 2) $200 million of fixed rate senior notes and 3) $773 million of floating rate secured debt outstanding under a committed loan facility. On that date, the total amount of leverage represented approximately 28% of the Fund’s total assets.

[3]	Bank of America Global Research

The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. If the Fund were to conclude that the use of leverage was likely to cease being beneficial, it could modify the amount and type of leverage it uses or eliminate the use of leverage entirely.

The Impact of Interest Rates on the Fund: Along with the influence on the income provided from leverage, the level of interest rates can be a primary driver of bond returns, including the return on your Fund’s fixed income investments. For example, an extended environment of historically low interest rates adds an element of reinvestment risk, since the proceeds of maturing bonds may be reinvested in lower yielding securities. Alternatively, a sudden or unexpected rise in interest rates would likely reduce the total return of fixed income investments, since higher interest rates could be expected to depress the valuations of fixed rate bonds held in a portfolio.

Maturity and duration are measures of the sensitivity of a fund’s fixed income investments to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically +/- 100 basis points). In general, the greater the average maturity and duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of April 30, 2024, your Fund’s fixed income investments had an average maturity of 4.8 years and duration of 3.8 years, while the Bloomberg U.S. Utility Bond Index had an average maturity of 13.0 years and duration of 8.0 years.

In addition to your Fund’s fixed income investments, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, if improved economic growth accompanies the rising rates, the impact on income-oriented equity investments may be mitigated.

As a practical matter, it is not possible for your Fund’s portfolio of investments to be completely insulated from unexpected moves in interest rates. Management believes that over the long term, the conservative distribution of fixed income investments along the yield curve and the growth potential of income-oriented equity holdings positions your Fund to take advantage of future opportunities while limiting volatility to some degree. However, a sustained and meaningful rise in interest rates from current levels would have the potential to significantly reduce the total return of leveraged funds holding income-oriented equities and fixed income investments, including DNP. A significant rise in interest rates would likely put downward pressure on both the net asset value and market price of such funds.

Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dpimc.com/dnp.

We appreciate your interest in DNP Select Income Fund Inc. and will continue to do our best to be of service to you.

Connie M. Luecke, CFA	David D. Grumhaus, Jr.
Vice President, Chief Investment Officer	President and Chief Executive Officer

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS

April 30, 2024

(Unaudited)

Shares	Description	Value

COMMON STOCKS & MLP INTERESTS—114.5%

	∎ ELECTRIC, GAS AND WATER—77.2%
1,740,310	Alliant Energy Corp.(a)	$86,667,438
1,292,975	Ameren Corp.(a)(b)	95,512,063
712,490	American Electric Power Co., Inc.(a)	61,295,515
386,275	American Water Works Co.(a)(b)	47,249,158
667,315	Atmos Energy Corp.(a)	78,676,438
389,700	Black Hills Corp.	21,394,530
3,715,560	CenterPoint Energy, Inc.(a)	108,271,418
1,485,760	CMS Energy Corp.(a)	90,051,914
1,332,980	Dominion Energy, Inc.(a)	67,955,320
591,120	DTE Energy Co.(a)	65,212,358
6,934,037	EDP-Energias de Portugal, S.A. (Portugal)	26,142,676
1,530,055	Emera Inc. (Canada)	51,709,032
5,332,200	Enel S.p.A. (Italy)	35,240,880
575,595	Entergy Corp.(a)	61,398,719
1,548,410	Essential Utilities, Inc.(a)	56,640,838
1,208,356	Evergy, Inc.(a)(b)	63,378,272
482,140	Eversource Energy(a)	29,227,327
1,138,500	FirstEnergy Corp.(a)	43,650,090
981,900	Fortis Inc. (Canada)	38,637,052
3,539,400	Iberdrola, S.A. (Spain)	43,559,867
3,389,100	National Grid plc (United Kingdom)	44,473,371
875,590	New Jersey Resources Corp.(a)	38,254,527
1,243,797	NextEra Energy, Inc.(a)(b)	83,297,085
2,797,315	NiSource Inc.(a)	77,933,196
779,470	Northwest Natural Holding Co.	29,736,780
2,005,300	OGE Energy Corp.(a)(b)	69,483,645
576,000	ONE Gas, Inc.(a)(b)	37,163,520
2,106,700	PG&E Corp.(a)(b)	36,045,637
624,930	Pinnacle West Capital Corp.(a)	46,026,095
1,314,881	PPL Corp.	36,106,632
1,199,099	Public Service Enterprise Group Inc.(a)(b)	82,833,759
1,457,700	Sempra Energy(a)	104,415,051
460,000	Severn Trent Plc. (United Kingdom)	14,209,584

Shares	Description	Value
1,173,775	Southern Co.(a)	$ 86,272,462
776,340	Spire Inc.(a)(b)	47,970,049
1,068,190	WEC Energy Group, Inc.(a)	88,275,222
1,686,151	Xcel Energy Inc.(a)	90,596,893

		2,184,964,413

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—22.4%
501,000	Cheniere Energy, Inc.(a)	79,067,820
958,145	Enbridge Inc. (Canada)	34,052,473
3,650,062	Energy Transfer Equity LP	57,415,475
1,000,000	EnLink Midstream, LLC	13,720,000
1,700,000	Enterprise Products Partners LP	47,736,000
1,000,000	Keyera Corp. (Canada)	25,708,775
1,625,026	Kinder Morgan, Inc.(a)	29,705,475
45,000	Marathon Petroleum Corp.	8,177,400
1,238,852	MPLX LP	51,784,014
317,391	New Fortress Energy Inc.	8,315,644
575,000	ONEOK, Inc.	45,494,000
1,151,600	Pembina Pipeline Corp. (Canada)	40,603,781
1,989,900	Plains All American Pipeline, LP	34,285,977
528,120	Targa Resources Corp.	60,237,367
1,000,000	TC Energy Corp. (Canada)(a)(b)	35,850,000
55,000	Valero Energy Corp.	8,792,850
1,398,500	The Williams Companies, Inc.	53,646,460

		634,593,511

	∎ TELECOMMUNICATIONS—14.9%
374,650	American Tower Corp.(a)	64,274,954
2,584,500	AT&T Inc.(a)	43,652,205
1,065,865	BCE Inc. (Canada)(a)(b)	35,013,665
730,050	Cellnex Telecom SA (Spain)	24,237,944
1,089,400	Comcast Corp. Class A(a)(b)	41,517,034
735,895	Crown Castle Inc.(a)(b)	69,012,233
65,143	Equinix, Inc.(a)	46,323,839
2,349,500	Telus Corp. (Canada)	37,811,584

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Shares	Description	Value
1,339,489	Verizon Communications Inc.(a)	$ 52,896,421
782,200	Vodafone Group Plc ADR (United Kingdom)	6,578,302

		421,318,181

	Total Common Stocks & MLP Interests (Cost $2,762,095,471)	3,240,876,105

Par Value

BONDS—23.3%
	∎ ELECTRIC, GAS AND WATER—12.1%
$6,000,000	AEP Texas Inc. 5.40%, 6/01/33	5,786,331
15,000,000	American Electric Power 5 5⁄8%, 3/01/33	14,669,574
18,500,000	American Water Capital Corp. 3.40%, 3/01/25(a)(b)	18,167,298
10,000,000	American Water Capital Corp. 5.15%, 3/01/34	9,696,644
22,000,000	Arizona Public Service Co. 6 7⁄8%, 8/01/36(a)(b)	22,755,968
10,000,000	Atlantic City Electric 3 3⁄8%, 9/01/24	9,903,664
10,000,000	Berkshire Hathaway Inc. 8.48%, 9/15/28(a)(b)	11,098,983
9,000,000	CMS Energy Corp. 3.45%, 8/15/27(a)(b)	8,511,750
8,000,000	Connecticut Light & Power Co. 3.20%, 3/15/27	7,563,742
10,000,000	DPL Capital Trust II 8 1⁄8%, 9/01/31	8,900,000
10,000,000	DTE Electric Co. 5.10%, 3/1/29	9,766,095
10,000,000	Duke Energy Corp. 3.15%, 8/15/27(a)(b)	9,309,211
5,000,000	Duke Energy Ohio, Inc. 3.65%, 2/1/29(a)(b)	4,649,791
8,000,000	Edison International 4.70%, 8/15/25(a)(b)	7,881,584
5,600,000	Edison International 4 1⁄8%, 3/15/28	5,270,222
9,970,000	Entergy Louisiana, LLC 4.44%, 1/15/26(a)(b)	9,799,541

Par Value	Description	Value
$ 7,000,000	Entergy Louisiana, LLC 3.12%, 9/01/27(a)(b)	$ 6,539,589
4,000,000	Entergy Texas, Inc. 4.00%, 3/30/29	3,771,568
4,000,000	Essential Utilities, Inc. 3.57%, 5/01/29(a)(b)	3,662,828
10,000,000	Eversource Energy 4 1⁄4%, 4/01/29	9,384,805
15,000,000	Florida Power & Light Co. 3 1⁄4%, 6/01/24	14,968,492
18,000,000	Interstate Power & Light 3 1⁄4%, 12/01/24	17,759,002
6,000,000	Kentucky Utilities Co. 5.45%, 4/15/33	5,959,726
5,000,000	Nextera Energy Capital 4.45% 6/20/25(a)(b)	4,930,032
19,000,000	NiSource Finance Corp. 3.49%, 5/15/27(a)(b)	17,920,553
5,000,000	Ohio Power Co. 6.60%, 2/15/33(a)(b)	5,194,175
10,000,000	Progress Energy Inc. 7 3⁄4%, 3/01/31	11,140,568
5,000,000	Public Service Electric 3.00%, 5/15/25	4,879,487
10,000,000	Public Service Electric 3.00%, 5/15/27(a)(b)	9,381,202
5,000,000	Public Service New Mexico 3.85%, 8/01/25	4,869,486
5,000,000	Sempra Energy 5.50%, 8/01/33	4,859,122
6,000,000	Southern California Gas Co. 3.15%, 9/15/24	5,942,053
16,300,000	Southern Power Co. 4.15%, 12/01/25(a)(b)	15,933,853
9,000,000	Southern Power Co. 5 3⁄4%, 9/15/33	9,047,173
8,500,000	Virginia Electric & Power Co. 3 1⁄2%, 3/15/27(a)(b)	8,073,058
4,000,000	Virginia Electric & Power Co. 2 7⁄8%, 7/15/29	3,561,187
2,880,000	Wisconsin Energy Corp. 3.55%, 6/15/25(a)(b)	2,800,166
9,000,000	Xcel Energy Inc. 3.35%, 12/01/26(a)(b)	8,518,061

		342,826,584

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Par Value	Description	Value

	∎ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—7.4%
$ 4,000,000	Conoco Inc. 6.95%, 4/15/29	$ 4,293,884
20,000,000	Enbridge Inc. (Canada) 4 1⁄4%, 12/01/26(a)(b)	19,391,967
5,000,000	Energy Transfer Partners 9.00%, 11/1/24	5,070,892
3,000,000	Energy Transfer Partners 4.05%, 3/15/25(a)(b)	2,954,741
8,850,000	Energy Transfer Partners 8 1⁄4%, 11/15/29(a)(b)	9,844,770
7,900,000	Energy Transfer Partners 5.80%, 6/15/38	7,573,955
6,000,000	Enterprise Products Operating LP 3 1⁄8%, 7/31/29	5,416,767
8,000,000	Enterprise Products Operating LP 5.35%, 1/31/33	7,931,367
5,000,000	Kinder Morgan Energy Partners, LP 7 3⁄4%, 3/15/32(a)(b)	5,525,057
16,000,000	Kinder Morgan Energy Partners, LP 5.80%, 3/15/35	15,736,473
8,000,000	MPLX LP 4 1⁄4%, 12/01/27	7,666,889
7,000,000	MPLX LP 4.95%, 9/01/32	6,605,254
5,000,000	MPLX LP 5.00%, 3/01/33	4,704,425
11,000,000	ONEOK, Inc. 5.00%, 3/1/26(a)(b)	10,886,830
11,000,000	ONEOK, Inc. 6.00%, 6/15/35	10,898,234
7,500,000	ONEOK Partners, LP 4.90%, 3/15/25(a)(b)	7,434,438
16,000,000	Phillips 66 3.90%, 3/15/28(a)(b)	15,149,246

Par Value	Description	Value
$ 10,000,000	Plains All American Pipeline, LP 4.65%, 10/15/25	$ 9,831,449
20,000,000	Targa Resource Partners 6 1⁄2%, 7/15/27(a)(b)	20,139,660
18,500,000	Valero Energy Partners LP 4 1⁄2%, 3/15/28(a)(b)	17,860,950
15,000,000	The Williams Companies, Inc. 5.15%, 3/15/34	14,330,858

		209,248,106

	∎ TELECOMMUNICATIONS—3.8%
5,000,000	American Tower Corp. 5.80%, 11/15/28	5,033,754
8,000,000	American Tower Corp. 5.65%, 3/15/33	7,885,338
8,000,000	AT&T Inc. 2.30%, 6/01/27(a)(b)	7,297,676
5,900,000	Comcast Corp. 7.05%, 3/15/33(a)(b)	6,495,880
5,000,000	Comcast Corp. 7 1⁄8%, 2/15/28	5,311,091
17,000,000	Crown Castle Inc. 4.45%, 2/15/26(a)(b)	16,629,540
9,000,000	Digital Realty Trust, Inc. 3.60%, 7/01/29	8,155,660
15,000,000	Koninklijke KPN NV (Netherlands) 8 3⁄8%, 10/01/30(a)(b)	17,112,525
10,000,000	Telus Corp. 2.80% 2/16/27(a)(b)	9,314,484
15,500,000	Verizon Global Funding Corp. 7 3⁄4%, 12/01/30	17,427,703
7,500,000	Vodafone Group Plc (United Kingdom) 7 7⁄8%, 2/15/30	8,370,216

		109,033,867

	Total Bonds (Cost $674,598,295)	661,108,557

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

Value
TOTAL INVESTMENTS—137.8% (Cost $3,436,693,766)	$ 3,901,984,662

Secured borrowings—(27.3)%	(773,000,000)
Secured notes—(7.1)%	(200,000,000)
Mandatory Redeemable Preferred Shares at liquidation value—(4.6)%	(132,000,000)
Other assets less other liabilities—1.2%	35,054,583

NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,832,039,245

(a)	All or a portion of this security has been pledged as collateral for borrowings and made available for loan

(b)	All or a portion of this security has been loaned

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2024:

	Level 1	Level 2
Common Stocks & MLP Interests	$3,240,876,105	—
Bonds	—	$661,108,557

Total	$3,240,876,105	$661,108,557

There were no Level 3 priced securities held and there were no transfers into or out of Level 3.

Other information regarding the Fund is available on the Fund’s website at www.dpimc.com/dnp or the Securities and Exchange Commission’s website at www.sec.gov.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

SCHEDULE OF INVESTMENTS—(Continued)

April 30, 2024

(Unaudited)

SECTOR ALLOCATION *

ASSET CLASS ALLOCATION *

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s borrowings.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024

(Unaudited)

ASSETS:
Investments at value (cost—$3,436,693,766) including $731,205,096 of securities loaned	$3,901,984,662
Cash	39,536,053
Receivables:
Dividends	9,346,771
Interest	8,332,815
Securities sold	8,749,565
Securities lending income	48,303
Prepaid expenses	407,202

Total assets	3,968,405,371

LIABILITIES:
Secured borrowings (Note 6)	773,000,000
Secured notes (net of deferred offering costs of $536,302) (Note 6)	199,463,698
Dividends payable on common stock	23,793,976
Interest payable on secured borrowings (Note 6)	4,035,704
Interest payable on secured notes (Note 6)	1,648,352
Investment advisory fee (Note 3)	1,738,877
Administrative fee (Note 3)	405,152
Interest payable on mandatory redeemable preferred shares (Note 7)	503,703
Accrued expenses	79,774
Mandatory redeemable preferred shares (liquidation preference $132,000,000, net of deferred offering costs of $303,110) (Note 7)	131,696,890

Total liabilities	1,136,366,126

NET ASSETS APPLICABLE TO COMMON STOCK	$2,832,039,245

CAPITAL:
Common stock ($0.001 par value per share; 450,000,000 shares authorized and 366,061,169 shares issued and outstanding)	$366,061
Additional paid-in capital	2,490,157,387
Total distributable earnings	341,515,797

Net assets applicable to common stock	$2,832,039,245

NET ASSET VALUE PER SHARE OF COMMON STOCK	$7.74

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF OPERATIONS

For the six months ended

April 30, 2024

(Unaudited)

INVESTMENT INCOME:
Interest	$16,983,034
Dividends (less foreign withholding tax of $1,751,018)	71,826,381
Less return of capital distributions (Note 2)	(9,956,538)
Securities lending income, net	295,369

Total investment income	79,148,246

EXPENSES:
Interest expense and fees on secured borrowings (Note 6)	24,499,376
Investment advisory fees (Note 3)	10,564,252
Interest expense and amortization of deferred offering costs on secured notes (Note 6)	3,105,513
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	3,096,466
Administrative fees (Note 3)	2,460,938
Reports to shareholders	546,000
Custodian fees	288,750
Professional fees	283,500
Directors’ fees (Note 3)	263,513
Transfer agent fees	123,750
Other expenses	335,028

Total expenses	45,567,086

Net investment income	33,581,160

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	83,377,847
Net change in unrealized appreciation/depreciation on investments and foreign currency translation	143,334,538

Net realized and unrealized gain	226,712,385

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$260,293,545

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2024 (Unaudited)		For the year ended October 31, 2023
OPERATIONS:
Net investment income	$33,581,160		$53,456,691
Net realized gain	83,377,847		148,487,423
Net change in unrealized appreciation/depreciation	143,334,538		(387,862,329)

Net increase (decrease) in net assets applicable to common stock resulting from operations	260,293,545		(185,918,215)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(33,581,160	)*	(202,069,923)
In excess of net investment income	(108,607,537	)*	—
Return of capital	—	*	(77,730,313)

Decrease in net assets from distributions to common stockholders (Note 5)	(142,188,697)		(279,800,236)

CAPITAL STOCK TRANSACTIONS:
Shares issued to common stockholders from dividend reinvestment of 3,525,281 and 5,836,566 shares, respectively	29,614,184		58,863,737
Net proceeds from shares issued through at-the-market offering of 0 and 2,321,422 shares, respectively (Note 8)	—		24,264,228

Net increase in net assets resulting from capital stock transactions	29,614,184		83,127,965

Total increase (decrease) in net assets	147,719,032		(382,590,486)
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	2,684,320,213		3,066,910,699

End of period	$2,832,039,245		$2,684,320,213

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

STATEMENT OF CASH FLOWS

For the period ended

April 30, 2024

(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Net increase in net assets resulting from operations	$260,293,545

Adjustments to reconcile net increase in net assets resulting from operations to cash provided by operating activities:
Purchase of investment securities	(237,512,159)
Proceeds from sales and maturities of investment securities	282,216,768
Net change in short-term investments	22,918,841
Net realized gain on investments	(83,377,847)
Net change in unrealized appreciation/depreciation on investments	(143,323,878)
Net amortization and accretion of premiums and discounts on debt securities	60,160
Return of capital distributions on investments	6,660,504
Amortization of deferred offering costs	172,004
Increase in interest receivable	(871,826)
Decrease in dividends receivable	328,373
Decrease in securitites lending income receivable	1,210
Decrease in interest payable on secured borrowings	(131,410)
Decrease in interest payable on secured notes	(14,693)
Decrease in interest payable on mandatory redeemable preferred shares	(11,133)
Decrease in prepaid and accrued expenses—net	(151,975)

Cash provided by operating activities	107,256,484

Cash flows provided by (used in) financing activities:
Distributions paid	(141,959,553)
Proceeds from issuance of common stock under dividend reinvestment plan	29,614,184

Cash used in financing activities	(112,345,369)

Net decrease in cash	(5,088,885)

Cash at beginning of period	44,624,938

Cash at end of period	$39,536,053

Supplemental cash flow information:
Cash paid during the period for interest expense	$30,686,587

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2024 (Unaudited)	For the year ended October 31,
PER SHARE DATA:		2023	2022	2021	2020	2019
Net asset value:
Beginning of period	$7.40	$8.65	$9.44	$8.64	$10.50	$9.06

Net investment income	0.09	0.15	0.20	0.23	0.21	0.20
Net realized and unrealized gain (loss)	0.64	(0.62)	(0.21)	1.35	(1.29)	2.02

Net increase (decrease) from investment operations applicable to common stock	0.73	(0.47)	(0.01)	1.58	(1.08)	2.22

Distributions on common stock:
Net investment income	(0.09)	(0.18)	(0.24)	(0.27)	(0.21)	(0.20)
In excess of net investment income	(0.30)	—	—	—	—	—
Net realized gain	—	(0.38)	(0.41)	(0.39)	(0.44)	(0.46)
Return of capital	—	(0.22)	(0.13)	(0.12)	(0.13)	(0.12)

Total distributions	(0.39)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)

Net asset value:
End of period	$7.74	$7.40	$8.65	$9.44	$8.64	$10.50

Per share market value:
End of period	$8.71	$9.01	$10.65	$10.84	$9.99	$12.77

RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	3.26%*	2.88%	1.90%	1.77%	2.01%	2.29%
Operating expenses, without leverage	1.06%*	1.03%	0.98%	1.00%	1.01%	1.00%
Net investment income	2.40%*	1.76%	2.09%	2.49%	2.23%	2.04%
SUPPLEMENTAL DATA:
Total return on market value(1)	1.26%	(8.50)%	5.83%	17.36%	(15.85)%	25.28%
Total return on net asset value(1)	9.75%	(6.14)%	(0.63)%	18.70%	(10.57)%	25.27%
Portfolio turnover rate	6%	7%	9%	12%	9%	11%
Net assets applicable to common stock, end of period (000’s omitted)	$2,832,039	$2,684,320	$3,066,911	$3,243,965	$2,660,567	$3,158,934
Borrowings outstanding, end of period (000’s omitted)
Secured borrowings(2)	$773,000	$773,000	$598,000	$598,000	$400,000	$400,000
Secured notes(2)	200,000	200,000	300,000	300,000	300,000	300,000
Total borrowings	$973,000	$973,000	$898,000	$898,000	$700,000	$700,000
Asset coverage on borrowings(3)	$4,046	$3,894	$4,646	$4,843	$5,229	$5,941
Preferred stock outstanding, end of period (000’s omitted)(2)	$132,000	$132,000	$207,000	$207,000	$300,000	$300,000
Asset coverage on preferred stock(4)	$356,293	$342,925	$377,548	$393,571	$366,057	$415,893
Asset coverage ratio on total leverage (borrowings and preferred stock)(5)	356%	343%	378%	394%	366%	416%

*	Annualized
(1)

Total return on market value assumes a purchase of common stock at the opening market price on the first day and a sale at the closing market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the sale of Fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning, ending and reinvestment values.

(2)	The Fund’s secured borrowings, secured notes and preferred stock are not publicly traded.
(3)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The secured borrowings and secured notes have equal claims to the assets of the Fund. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred stock. The asset coverage disclosed represents the asset coverage for the total debt of the Fund including both the secured borrowings and secured notes.

(4)

Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings and preferred stock outstanding at period end, calculated per $100,000 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus the borrowings and preferred stock outstanding at period end divided by the borrowings and preferred stock outstanding at period end.

The accompanying notes are an integral part of these financial statements.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS

April 30, 2024

(Unaudited)

Note 1. Organization:

DNP Select Income Fund Inc. (“DNP” or the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective.

Note 2. Significant Accounting Policies:

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.

The following are the significant accounting policies of the Fund:

A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the mean of the closing bid and ask prices of the exchange representing the principal market for such securities. Debt securities are valued at the mean of the bid and ask prices provided by an independent pricing service when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.

B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security. Discounts are accreted over the remaining life of the security. Discounts and premiums are not amortized or accreted for tax purposes.

The Fund’s investments include master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital components of its distributions are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2024, 100% of the MLP distributions were treated as a return of capital.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax returns may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with Robert W. Baird & Co. Incorporated (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2024 were $263,513.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

Note 4. Investment Transactions:

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024 were $237,512,159 and $290,966,333, respectively.

Note 5. Distributions and Tax Information:

At April 30, 2024, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$3,445,102,607	$719,465,858	$(262,583,803)	$456,882,055

At October 31, 2023, the Fund had $48,108,589 of long-term capital loss carryovers available to offset future realized gains, if any, to the extent permitted by the Code. These capital losses are carried forward without expiration.

The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The character of distributions is determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 6. Debt Financing:

The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash up to a limit of $773,000,000. The Fund has also issued secured notes (the “Notes”). The Facility and Notes rank pari passu with each other and are senior, with priority in all respects to the outstanding common and preferred stock as to the payment of dividends and with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Key information regarding the Facility and Notes is detailed below.

A. Borrowings Under the Facility: Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to re-register the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at daily Secured Overnight Financing Rate (“SOFR”) plus an additional percentage rate of 0.95% on the amount borrowed. The Bank has the ability to require repayment of the Facility upon 179 days’ notice or following an event of default. For the six months ended April 30, 2024, the average daily borrowings under the Facility and the weighted daily average interest rate were $773,000,000 and 6.27% respectively. As of April 30, 2024 the amount of such outstanding borrowings was $773,000,000 and the applicable interest rate was 6.27%.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open rate and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2024, Hypothecated Securities under the Facility had a market value of $2,313,610,869 and Rehypothecated Securities had a market value of $731,205,096. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the Fund’s borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding Rehypothecated Securities or deliver an amount of cash at least equal to the excess amount.

B. Notes: The Fund has issued and outstanding one series of fixed-rate Notes. The Notes are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Facility. The Notes are not listed on any exchange or automated quotation system.

At April 30, 2024, the key terms of the Series B Notes are as follows:

Series	Amount	Rate	Maturity	Estimated Fair Value
B	200,000,000	3.00%	7/22/26	$186,740,000

The Fund incurred costs in connection with the issuance of the Notes. These costs were recorded as a deferred charge and are being amortized over the respective life of the Notes. Amortization of these offering costs of $120,206 is included under the caption “Interest expense and amortization of deferred offering costs on secured notes” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the Notes under the caption “Secured notes” on the Statement of Assets and Liabilities.

Holders of the Notes are entitled to receive semi-annual interest payments until maturity. The Notes accrue interest at the annual fixed rate indicated above. The Notes are subject to optional and mandatory redemption in certain circumstances and subject to certain prepayment penalties and premiums.

The estimated fair value of the Notes was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments or representative indices with similar maturity, terms and structure. The Notes are categorized as Level 2 within the fair value hierarchy.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

Note 7. Mandatory Redeemable Preferred Shares:

The Fund has issued and outstanding one series of Mandatory Redeemable Preferred Shares (“MRP Shares”) with a liquidation preference of $100,000 per share.

At April 30, 2024, key terms of the Series E MRP Shares are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Average Daily Rate	Mandatory Redemption Date	Estimated Fair Value
E	1,320	132,000,000	Fixed Rate	4.63%	4.63%	4/1/2027	$125,083,200

The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and are being amortized over the life of the MRP Shares. Amortization of these deferred offering costs of $51,799 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.

Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRP Shares are not listed on any exchange or automated quotation system. The MRP Shares are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 8. Offering of Shares of Common Stock:

The Fund has a shelf registration statement allowing for an offering of up to $126,843,417 of common stock. The shares of common stock may be offered and sold directly to purchasers, through at-the-market offerings using an equity distribution agent, or through a combination of these methods. The Fund entered into an agreement with Wells Fargo Securities, LLC to act as the Fund’s equity distribution agent. The Fund incurred costs in connection with this offering of common stock. These costs are recorded as a deferred charge and are being amortized as shares of common stock are sold. No shares of common stock were sold via this offering during the six months ended April 30, 2024.

DNP SELECT INCOME FUND INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

April 30, 2024

(Unaudited)

Note 9. Indemnifications:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpimc.com/dnp and in print to any shareholder, upon request.

The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to requests made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts

Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (senior notes, preferred stock and borrowings under a credit facility), the rehypothecation of portfolio securities pledged under the credit facility and the Fund’s ongoing “at-the-market” offering program for its common stock, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. The Contracts Committee also considered the consistent quality of the services being provided by the Adviser. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked above the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 3- and 5- year periods ended June 30, 2023 and below the median for the 1-year period ended June 30, 2023. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2023, measured against two benchmarks: the Lipper Utility Peer Group Average and a composite of the S&P 500 Utilities Index and the Bloomberg Barclays U.S. Utility Bond Index (the “S&P Composite”), calculated to reflect the relative weights of the Fund’s equity and bond portfolios. The Contracts Committee noted that on an NAV total return basis, the Fund outperformed the Lipper Utility Peer Group Average (the “Peer Group Average”) for the 3- and 5-year periods ended June 30, 2023, while trailing the Peer Group Average for the 1-year period ended June 30, 2023. On a market value basis, the Fund’s total return outperformed the Peer Group Average for the 1-, 3-, and 5-year periods ended June 30, 2023. The Contracts Committee also noted that the Fund’s NAV total return outperformed the S&P Composite for the 3-year period ended June 30, 2023 and underperformed the S&P Composite for the 1- and 5-year periods ended June 30, 2023. On a market value basis, the Fund slightly underperformed the S&P Composite for the 3- and 5-year periods ended June 30, 2023 while outperforming the S&P Composite for the 1-year period ended June 30, 2023.

The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one measure of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997, and that the Fund’s annualized distribution rate of 7.44% based on market value as of June 30, 2023 compares favorably with the 3.28% yield of the S&P Utilities Index (and the 1.55% yield of the S&P 500 Index, representing the broader market), while considering that the Fund’s distribution rate contains a component of return of capital. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that since 1990, the Fund’s common stock has traded at a premium to NAV over 97% of the time and that the average premium for that period has been close to 15% (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Broadridge expense group; (ii) the actual total expense rate was above the median on a total asset basis and at median on the basis of assets attributable to common stock; and (iii) the actual management fee rate was lower than the median of its Broadridge expense group on a total asset basis and on the basis of assets attributable to common stock.

In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type and tenor of the leverage used by each fund, among other factors, and considered the Adviser’s report indicating that the tenor and diversification of the Fund’s leverage were the primary drivers of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage.

The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule at certain asset levels. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements, and enhanced reputation that may aid in obtaining new clients. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2025. On December 13, 2023, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2025.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website www.dpimc.com/dnp or on the SEC’s website www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (833) 604-3163 or is available on the Fund’s website at www.dpimc.com/dnp.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 11, 2024. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*

Directors elected to serve until the Annual Meeting in the year 2027 or until their successor is duly elected and qualified:
Eileen A. Moran	247,864,631	7,980,988
Donald C. Burke**	1,198	—

*	Directors whose term of office continued beyond this meeting are as follows: Mareilé B. Cusak, Philip R. McLoughlin, Geraldine M. McNamara and David J. Vitale
**	Elected by the holders of the Fund’s preferred stock voting as a separate class.

Board of Directors

DAVID J. VITALE

Chair

EILEEN A. MORAN

Vice Chair

DONALD C. BURKE

MAREILÉ B. CUSACK

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

Officers

DAVID D. GRUMHAUS, JR.

President and Chief Executive Officer

DANIEL J. PETRISKO, CFA

Executive Vice President and Assistant Secretary

CONNIE M. LUECKE, CFA

Vice President and Chief Investment Officer

ALAN M. MEDER, CFA, CPA

Treasurer and Assistant Secretary

KATHLEEN L. HEGYI

Chief Compliance Officer

KATHRYN L. SANTORO

Secretary

DIANNA P. WENGLER

Vice President and Assistant Secretary

TIMOTHY P. RIORDAN

Vice President

DNP Select Income Fund Inc.

Common stock listed on the New York Stock Exchange under the symbol DNP

Shareholder inquiries please contact:

Transfer Agent and Dividend Disbursing Agent Computershare

P.O. Box 43078

Providence, RI 02940-3078

(877) 381-2537

Investment Adviser

Duff & Phelps Investment

Management Co.

10 South Wacker Drive, Suite 1900

Chicago, IL 60606

(312) 368-5510

Administrator

Robert W. Baird & Co. Incorporated

500 West Jefferson Street

Louisville, KY 40202

(833) 604-3163

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Response not required for semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Response not required for semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Response not required for semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Response not required for semi-annual report.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Response not required for semi-annual report.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Response not required for semi-annual report.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated January 24, 2024) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Response not required for semi-annual report.

ITEM 13.	EXHIBITS.

(a)(1)	Not applicable

(a)(2) Exhibit 99.CERT	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There were no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Exhibit 99.906CERT	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) Exhibit 99(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April 30, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ DAVID D. GRUMHAUS, JR.

David D. Grumhaus, Jr.
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 21, 2024

By (Signature and Title)	/s/ ALAN M. MEDER

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: June 21, 2024